UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) May 6, 2004
                                                         -------------


                           Q COMM INTERNATIONAL, INC.
                           --------------------------
             (Exact name of Registrant as specified in its charter)



              Utah                     001-31718               87-0674277
-------------------------------   --------------------     -------------------
(State or other jurisdiction of    (Commission File           (IRS Employer
         incorporation)                 Number)            Identification No.)



                           510 East Technology Avenue
                                   Building C
                                Orem, Utah 84097
                              ---------------------
               (Address Of Principal Executive Office) (Zip Code)



        Registrant's telephone number, including area code (801) 226-4222
                                                           --------------


                                       N/A
 -------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5.  Other Events and Required FD Disclosure.
         ----------------------------------------

         On May 6, 2004, the registrant issued the press release set forth in
Exhibit 99.1, attached hereto.



Item 7.  Financial Statements and Exhibits
         ---------------------------------

Exhibit 99.1 Press Release of Q Comm International, Inc. dated May 6, 2004.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    Q Comm International, Inc.

Dated:  May 10, 2004                              By: /s/ Michael K. Openshaw
                                                       -------------------------
                                                        Michael K. Openshaw
                                                        Chief Financial Officer